                DRAFT 7                              Exhibit 99.1

Neal Goldner Investor Relations 407-206-6149 neal.goldner@mvwc.com

[DRAFT 9]	Cameron Klaus Global Communications 407-513-6606 cameron.klaus@mvwc.com
Marriott Vacations Worldwide Reports
First Quarter 2025 Financial Results
ORLANDO, Fla. – May 7, 2025 – Marriott Vacations Worldwide Corporation (NYSE: VAC) (“MVW,” the “Company,” “we” or “our”) reported financial results for the first quarter of 2025.
First Quarter 2025 Highlights
•Revenues excluding cost reimbursements increased 3%.
•Net income attributable to common stockholders was $56 million and diluted earnings per share was $1.46.
•Adjusted net income attributable to common stockholders was $65 million and adjusted diluted earnings per share was $1.66.
•Adjusted EBITDA was $192 million.
•Consolidated Vacation Ownership contract sales was $420 million in the quarter.
•The Company returned $91 million of cash to stockholders during the quarter, repurchasing $36 million of common stock and paying dividends totaling $55 million.
•The Company reiterates its full-year Adjusted EBITDA outlook.
“We had a strong first quarter growing first time buyer sales and Adjusted EBITDA, illustrating the power of our leisure-focused business model,” said John Geller, president and chief executive officer. “We are reiterating our full-year Adjusted EBITDA guidance in light of our strong profitability performance and progress on our transformation initiatives.”
In the tables below “*” denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

Marriott Vacations Worldwide Reports First Quarter 2025 Financial Results / 2
Vacation Ownership

	Three Months Ended		Change
(In millions, except volume per guest (“VPG”) and tours)	March 31, 2025	March 31, 2024
Revenues excluding cost reimbursements	$757	$730	4%
Total consolidated contract sales	$420	$428	(2%)
VPG	$3,979	$4,129	(4%)
Tours	97,998	96,579	1%
Segment financial results attributable to common stockholders	$198	$182	9%
Segment margin	26.1%	24.9%	120 bps
Segment Adjusted EBITDA*	$221	$213	4%
Segment Adjusted EBITDA margin*	29.2%	29.2%	— bps
Consolidated contract sales declined year-over-year due to lower VPG, with about half of the decline related to a higher mix of first time buyers. This was partially offset by higher year-over-year tours. Segment Adjusted EBITDA increased compared to the prior year driven by higher development, resort management and finance profit, partially offset by higher rental expense. Sales reserve was 12% of consolidated contract sales, net of resales, in line with the Company’s expectations, while delinquencies declined 60 basis points year over year.
Exchange & Third-Party Management

(In millions, except total active Interval International members and average revenue per member)	Three Months Ended		Change
	March 31, 2025	March 31, 2024
Revenues excluding cost reimbursements	$56	$63	(9%)
Total active Interval International members (000's)(1)	1,538	1,566	(2%)
Average revenue per Interval International member	$39.94	$41.74	(4%)
Segment financial results attributable to common stockholders	$18	$25	(24%)
Segment margin	32.8%	39.3%	(650 bps)
Segment Adjusted EBITDA*	$28	$32	(13%)
Segment Adjusted EBITDA margin*	49.0%	51.3%	(230 bps)

(1) Includes members at the end of each period.
Revenues excluding cost reimbursements and Segment Adjusted EBITDA decreased year-over-year primarily due to lower revenue at Interval International.
Corporate and Other
General and administrative costs decreased 3% in the first quarter compared to the prior year.
Balance Sheet and Liquidity
The Company ended the quarter with $865 million in liquidity, including $196 million of cash and cash equivalents and nearly $600 million of available capacity under its revolving corporate credit facility. The Company also had $1 billion of total inventory at the end of the quarter, including $266 million classified as a component of Property and equipment.
The Company had $3 billion of corporate debt and $2 billion of non-recourse debt related to its securitized vacation ownership notes receivable at the end of the first quarter.

Marriott Vacations Worldwide Reports First Quarter 2025 Financial Results / 3
During the quarter, the Company amended and extended its credit agreement to 2030 to refinance its senior secured revolving credit facility at improved terms and added a $450 million senior secured delayed-draw term loan facility to provide flexibility to refinance its convertible notes maturing January 2026.
On May 6, 2025, the Company completed its first securitization of 2025, issuing $450 million of vacation ownership notes with a gross advance rate of 98% and a blended interest rate of 5.16%.
Full Year 2025 Outlook
The Company is updating its full year 2025 guidance as reflected in the chart below.

(in millions, except per share amounts)	2025 Guidance
Contract sales	$1,740	to	$1,830
Adjusted EBITDA*	$750	to	$780
Adjusted net income attributable to common stockholders*	$250	to	$280
Adjusted earnings per share - diluted*	$6.40	to	$7.10
Adjusted free cash flow*	$270	to	$330
The guidance provided above excludes impacts from asset sales, foreign currency changes, restructuring costs, litigation charges, strategic modernization initiative costs, transaction and integration costs, and impairments, each of which the Company cannot forecast with sufficient accuracy to factor them into the guidance provided above and without unreasonable efforts, and which may be significant. As a result, the full year 2025 outlook is presented only on a non-GAAP basis and is not reconciled to the most comparable GAAP measures. Where one or more of the currently unavailable items is applicable, some items could be material, individually or in the aggregate, to GAAP reported results.
The Company’s 2025 guidance is based on the following supplemental estimates:

($ in millions)	2025 Guidance
Interest expense, net	$173	to	$168
Depreciation and amortization	$150	to	$148
Tax rate used to calculate adjusted net income attributable to common stockholders	36%	to	34%
Non-GAAP Financial Information
Non-GAAP financial measures are reconciled and adjustments are shown and described in further detail in the Financial Schedules that follow. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use. In addition to the foregoing non-GAAP financial measures, we present certain key metrics as performance measures which are further described in our most recent Annual Report on Form 10-K, and which may be updated in our periodic filings with the U.S. Securities and Exchange Commission.
First Quarter 2025 Financial Results Conference Call
The Company will hold a conference call on May 8, 2025 at 8:30 a.m. ET to discuss these financial results and provide an update on business conditions. Participants may access the call by dialing (877) 407-8289 or (201) 689-8341 for international callers. A live webcast of the call will also be available in the Investor Relations section of the Company's website at ir.mvwc.com. An audio replay of the conference call will be available for 30 days on the Company’s website.

Marriott Vacations Worldwide Reports First Quarter 2025 Financial Results / 4
About Marriott Vacations Worldwide Corporation
Marriott Vacations Worldwide Corporation is a leading global vacation company that offers vacation ownership, exchange, rental and resort and property management, along with related businesses, products, and services. The Company has approximately 120 vacation ownership resorts and approximately 700,000 owner families in a diverse portfolio that includes some of the most iconic vacation ownership brands. The Company also operates an exchange network and membership programs comprised of more than 3,200 affiliated resorts in over 90 countries and territories, and provides management services to other resorts and lodging properties. As a leader and innovator in the vacation industry, the Company upholds the highest standards of excellence in serving its customers, investors and associates while maintaining exclusive, long-term relationships with Marriott International, Inc. and an affiliate of Hyatt Hotels Corporation for the development, sales and marketing of vacation ownership products and services. For more information, please visit www.marriottvacationsworldwide.com.
The Company routinely posts important information, including news releases, announcements and other statements about its business and results of operations, that may be deemed material to investors on the Investor Relations section of the Company’s website, www.marriottvacationsworldwide.com. The Company uses its website as a means of disclosing material, nonpublic information and for complying with the Company’s disclosure obligations under Regulation FD. Investors should monitor the Investor Relations section of the Company’s website in addition to following the Company’s press releases, filings with the SEC, public conference calls and webcasts.
Note on forward-looking statements
This press release and accompanying schedules contain “forward-looking statements” within the meaning of federal securities laws, including statements about opportunities for accelerated growth, enhanced operational efficiencies and cost savings, expected annualized benefits of the Company’s initiatives that the Company expects to realize by the end of 2026, full year 2025 outlook for contract sales, results of operations and cash flows and the Company’s beliefs regarding the power of its business model.
Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could” or the negative of these terms or similar expressions. The Company cautions you that these statements are not guarantees of future performance and are subject to numerous and evolving risks and uncertainties that we may not be able to predict or assess, such as: uncertainty in the current global environment created by rapid governmental policy and regulatory changes, a future health crisis and responses to a health crisis, including possible quarantines or other government imposed travel or health-related restrictions and the effects of a health crisis, including the short and longer-term impact on consumer confidence and demand for travel and the pace of recovery following a health crisis; variations in demand for vacation ownership and exchange products and services; worker absenteeism; price inflation; difficulties associated with implementing new or maintaining existing technology; the ability to use artificial intelligence (“AI”) technologies successfully and potential business, compliance or reputational risks associated with the use of AI technologies; changes in privacy laws; the impact of a future banking crisis; impacts from natural or man-made disasters and wildfires, including the Maui and Los Angeles area wildfires; delinquency and default rates; global supply chain disruptions; volatility in the international and national economy and credit markets, including as a result of the ongoing conflicts between Russia and Ukraine, Israel and Gaza, and elsewhere in the world and related sanctions and other measures; our ability to attract and retain our global workforce; competitive conditions; the availability of capital to finance growth; the impact of changes in interest rates; the effects of steps we have taken and may continue to take to reduce operating costs and accelerate growth and profitability; political or social strife; and other matters referred to under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, and

Marriott Vacations Worldwide Reports First Quarter 2025 Financial Results / 5
which may be updated in our future periodic filings with the U.S. Securities and Exchange Commission.
All forward-looking statements in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. There may be other risks and uncertainties that we cannot predict at this time or that we currently do not expect will have a material adverse effect on our financial position, results of operations or cash flows. Any such risks could cause our results to differ materially from those we express in forward-looking statements.
Financial Schedules Follow

MARRIOTT VACATIONS WORLDWIDE CORPORATION
FINANCIAL SCHEDULES
QUARTER 1, 2025

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUMMARY FINANCIAL INFORMATION
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended		Change %
	March 31, 2025	March 31, 2024
GAAP Measures
Revenues	$1,200	$1,195	—%
Revenues excluding cost reimbursements	$827	$804	3%
Income before income taxes and noncontrolling interests	$102	$81	25%
Net income attributable to common stockholders	$56	$47	20%
Diluted shares	42.0	42.2	—%
Earnings per share - diluted	$1.46	$1.22	20%

Non-GAAP Measures*
Adjusted EBITDA	$192	$187	3%
Adjusted pretax income	$106	$102	4%
Adjusted net income attributable to common stockholders	$65	$71	(9%)
Adjusted earnings per share - diluted	$1.66	$1.80	(8%)

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
INTERIM CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024
REVENUES
Sale of vacation ownership products	$355	$352
Management and exchange	215	211
Rental	169	158
Financing	88	83
Cost reimbursements	373	391
TOTAL REVENUES	1,200	1,195
EXPENSES
Cost of vacation ownership products	42	53
Marketing and sales	234	223
Management and exchange	117	116
Rental	123	107
Financing	36	34
General and administrative	61	63
Depreciation and amortization	38	38
Litigation charges	7	3
Restructuring	12	2
Royalty fee	28	28
Cost reimbursements	373	391
TOTAL EXPENSES	1,071	1,058
Gains and other income, net	13	—
Interest expense, net	(40)	(40)
Transaction and integration costs	—	(15)
Other	—	(1)
INCOME BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	102	81
Provision for income taxes	(45)	(35)
NET INCOME	57	46
Net (income) loss attributable to noncontrolling interests	(1)	1
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$56	$47

EARNINGS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS
Basic shares	35.1	35.5
Basic	$1.60	$1.32
Diluted shares	42.0	42.2
Diluted	$1.46	$1.22

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS AND
ADJUSTED EARNINGS PER SHARE - DILUTED
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024
Net income attributable to common stockholders	$56	$47
Provision for income taxes	45	35
Income before income taxes attributable to common stockholders	101	82
Certain items:
Foreign currency translation	(3)	2
Insurance proceeds	(7)	—
Change in indemnification asset	—	(2)
Change in estimates relating to pre-acquisition contingencies	(2)	—
Other	(1)	—
Gains and other income, net	(13)	—
Transaction and integration costs	—	15
Purchase accounting adjustments	—	1
Litigation charges	7	3
Restructuring charges	12	2
Other	(1)	(1)
Adjusted pretax income*	106	102
Provision for income taxes	(41)	(31)
Adjusted net income attributable to common stockholders*	$65	$71

Diluted shares	42.0	42.2
Adjusted earnings per share - Diluted*	$1.66	$1.80

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ADJUSTED EBITDA
(In millions)
(Unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024
Net income attributable to common stockholders	$56	$47
Interest expense, net	40	40
Provision for income taxes	45	35
Depreciation and amortization	38	38
Share-based compensation	7	7
Amortization of cloud computing software implementation costs	1	—
Certain items:
Foreign currency translation	(3)	2
Insurance proceeds	(7)	—
Change in indemnification asset	—	(2)
Change in estimates relating to pre-acquisition contingencies	(2)	—
Other	(1)	—
Gains and other income, net	(13)	—
Transaction and integration costs	—	15
Purchase accounting adjustments	—	1
Litigation charges	7	3
Restructuring charges	12	2
Other	(1)	(1)
Adjusted EBITDA*	$192	$187
Adjusted EBITDA Margin*	23.2%	23.2%

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(In millions)
(Unaudited)
VACATION OWNERSHIP SEGMENT ADJUSTED EBITDA

	Three Months Ended
	March 31, 2025	March 31, 2024
Segment financial results attributable to common stockholders	$198	$182
Depreciation and amortization	26	25
Amortization of cloud computing software implementation costs	1	—
Share-based compensation	1	2
Certain items:
Insurance proceeds	(7)	—
Change in estimates relating to pre-acquisition contingencies	(2)	—
Gains and other income, net	(9)	—
Purchase accounting adjustments	—	1
Litigation charges	4	3
Segment Adjusted EBITDA*	$221	$213
Segment Adjusted EBITDA Margin*	29.2%	29.2%
EXCHANGE & THIRD-PARTY MANAGEMENT SEGMENT ADJUSTED EBITDA

	Three Months Ended
	March 31, 2025	March 31, 2024
Segment financial results attributable to common stockholders	$18	$25
Depreciation and amortization	7	7
Share-based compensation	1	—
Certain items:
Restructuring charges	2	—
Segment Adjusted EBITDA*	$28	$32
Segment Adjusted EBITDA Margin*	49.0%	51.3%

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED CONTRACT SALES TO DEVELOPMENT PROFIT
(In millions)
(Unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024
Consolidated contract sales	$420	$428
Less resales contract sales	(9)	(12)
Consolidated contract sales, net of resales	411	416
Plus:
Settlement revenue	9	8
Resales revenue	4	5
Revenue recognition adjustments:
Reportability	5	(9)
Sales reserve	(50)	(46)
Other(1)	(24)	(22)
Sale of vacation ownership products	355	352
Less:
Cost of vacation ownership products	(42)	(53)
Marketing and sales	(234)	(223)
Development Profit	$79	$76
Development Profit Margin	22.2%	21.5%

(1) Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue and other adjustments to Sale of vacation ownership products revenue.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUPPLEMENTAL INFORMATION
(In millions and Unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024	Change
DEVELOPMENT PROFIT
Sale of vacation ownership products revenue	$355	$352	1%
Cost of vacation ownership products expense	(42)	(53)	21%
Marketing and sales expense	(234)	(223)	(5%)
Development Profit	79	76	4%
Development Profit Margin	22.2%	21.5%	70bps
0
MANAGEMENT AND EXCHANGE PROFIT
Vacation Ownership Segment	155	148	4%
Exchange & Third-Party Management Segment	46	52	(10%)
Corporate and Other(1)	14	11	24%
Management and Exchange Revenue	215	211	2%
Vacation Ownership Segment	(72)	(71)	(1%)
Exchange & Third-Party Management Segment	(29)	(31)	5%
Corporate and Other(1)	(16)	(14)	(12%)
Management and Exchange Expense	(117)	(116)	(1%)
Management and Exchange Profit	98	95	4%
Management and Exchange Profit Margin	45.7%	45.0%	70 bps
0
RENTAL PROFIT
Vacation Ownership Segment	159	147	8%
Exchange & Third-Party Management Segment	10	11	(6%)
Corporate and Other(1)	—	—	NM
Rental Revenue	169	158	7%
Vacation Ownership Segment	(126)	(110)	(15%)
Exchange & Third-Party Management Segment	—	—	NM
Corporate and Other(1)	3	3	12%
Rental Expense	(123)	(107)	(15%)
Rental Profit	46	51	(10%)
Rental Profit Margin	27.0%	32.2%	(520 bps)

FINANCING PROFIT
Financing Revenue	88	83	6%
Financing Expense	(36)	(34)	(6%)
Financing Profit	52	49	6%
Financing Profit Margin	59.3%	59.5%	(20 bps)

OTHER
General and administrative	(61)	(63)	3%
Royalty fee	(28)	(28)	—%
Other(2)	6	7	(8%)
ADJUSTED EBITDA*	$192	$187	3%
Adjusted EBITDA Margin	23.2%	23.2%	— bps
* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.
(1) Amounts included in Corporate and other represent the impact of the consolidation of certain owners’ associations under the Financial Accounting Standards Board Accounting Standard Codification Topic 810, “Consolidation,” and represents the portion attributable to individual or third-party vacation ownership interest owners.
(2) Includes share-based compensation, amortization of cloud computing software implementation costs, net income or loss attributable to noncontrolling interests, and other.
NM = Not meaningful

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUPPLEMENTAL INFORMATION - MANAGEMENT AND EXCHANGE REVENUE
(In millions and Unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024	Change
ANCILLARY REVENUE
Vacation Ownership Segment	$65	$65	1%
Exchange & Third-Party Management Segment	1	1	NM
Corporate and Other(1)	—	—	NM
Ancillary Revenue	66	66	—%

MANAGEMENT FEE REVENUE
Vacation Ownership Segment	55	52	7%
Exchange & Third-Party Management Segment	3	5	(31%)
Corporate and Other(1)	(1)	(1)	NM
Management Fee Revenue	57	56	4%

EXCHANGE AND OTHER SERVICES REVENUE
Vacation Ownership Segment	35	31	9%
Exchange & Third-Party Management Segment	42	46	(7%)
Corporate and Other(1)	15	12	20%
Exchange and Other Services Revenue	92	89	2%

TOTAL MANAGEMENT AND EXCHANGE REVENUE	$215	$211	2%
(1) Amounts included in Corporate and other represent the impact of the consolidation of certain owners’ associations under the Financial Accounting Standards Board Accounting Standard Codification Topic 810, “Consolidation,” and represents the portion attributable to individual or third-party vacation ownership interest owners.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(In millions)
(Unaudited)
INTERIM BALANCE SHEET ITEMS

	March 31, 2025	December 31, 2024
Cash and cash equivalents	$196	$197
Vacation ownership notes receivable, net	$2,446	$2,440
Inventory	$737	$735
Property and equipment, net(1)	$1,166	$1,170
Goodwill	$3,117	$3,117
Intangibles, net	$775	$790
Debt, net	$3,151	$3,089
Stockholders’ equity	$2,435	$2,442

(1) Includes $266 million and $271 million at March 31, 2025 and December 31, 2024, respectively, of completed vacation ownership units which are classified as a component of Property and equipment, net until the time at which they are available and legally registered for sale as vacation ownership projects.

SUMMARY CASH FLOW

	Three Months Ended
CASH FLOW	March 31, 2025	March 31, 2024
Cash, cash equivalents, and restricted cash provided by (used in):
Operating activities	$8	$3
Investing activities	(18)	(69)
Financing activities	(32)	43
Effect of changes in exchange rates on cash, cash equivalents, and restricted cash	1	(1)
Net change in cash, cash equivalents, and restricted cash	$(41)	$(24)

MARRIOTT VACATIONS WORLDWIDE CORPORATION
2025 ADJUSTED FREE CASH FLOW OUTLOOK
(In millions)

	Fiscal Year 2025
	Low	High
Adjusted EBITDA*	$750	$780
Cash interest	(150)	(145)
Cash taxes	(150)	(155)
Corporate capital expenditures	(60)	(60)
Inventory	(85)	(70)
Financing activity and other	(35)	(20)
Adjusted free cash flow*	$270	$330

The guidance provided above excludes impacts from asset sales, foreign currency changes, restructuring costs, litigation charges, strategic modernization initiative costs, transaction and integration costs, and impairments, each of which the Company cannot forecast with sufficient accuracy to factor them into the guidance provided above and without unreasonable efforts, and which may be significant. As a result, the full year 2025 adjusted free cash flow is presented only on a non-GAAP basis and is not reconciled to the most comparable GAAP measures. Where one or more of the currently unavailable items is applicable, some items could be material, individually or in the aggregate, to GAAP reported results.

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
QUARTERLY OPERATING METRICS
(Contract sales in millions)

	Year	Quarter Ended				Full Year
		March 31	June 30	September 30	December 31
Vacation Ownership
Consolidated contract sales
	2025	$420
	2024	$428	$449	$459	$477	$1,813
	2023	$434	$453	$438	$447	$1,772

VPG
	2025	$3,979
	2024	$4,129	$3,741	$3,888	$3,916	$3,911
	2023	$4,358	$3,968	$4,055	$4,002	$4,088

Tours
	2025	97,998
	2024	96,579	111,752	110,557	113,828	432,716
	2023	92,890	106,746	100,609	105,580	405,825

Exchange & Third-Party Management
Total active Interval International members(1)
	2025	1,537,561
	2024	1,565,558	1,530,490	1,544,835	1,545,638	1,545,638
	2023	1,567,630	1,565,965	1,571,334	1,563,849	1,563,849

Average revenue per Interval International member
	2025	$39.94
	2024	$41.74	$38.30	$38.93	$35.36	$154.34
	2023	$42.07	$39.30	$39.15	$36.16	$156.65

(1) Includes members at the end of each period.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
NON-GAAP FINANCIAL MEASURES
In our press release and schedules, and on the related conference call, we report certain financial measures that are not prescribed by GAAP. We discuss our reasons for reporting these non-GAAP financial measures below, and the financial schedules included herein reconcile the most directly comparable GAAP financial measure to each non-GAAP financial measure that we report (identified by an asterisk (“*”) on the preceding pages). Although we evaluate and present these non-GAAP financial measures for the reasons described below, please be aware that these non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for revenues, net income attributable to common stockholders, earnings per share or any other comparable operating measure prescribed by GAAP. In addition, other companies in our industry may calculate these non-GAAP financial measures differently than we do or may not calculate them at all, limiting their usefulness as comparative measures.
Certain Items Excluded from Non-GAAP Financial Measures
We evaluate non-GAAP financial measures, including those identified by an asterisk (“*”) on the preceding pages, that exclude certain items as further described in the financial schedules included herein, and believe these measures provide useful information to investors because these non-GAAP financial measures allow for period-over-period comparisons of our on-going core operations before the impact of these items. These non-GAAP financial measures also facilitate the comparison of results from our on-going core operations before these items with results from other companies.
Adjusted Development Profit and Adjusted Development Profit Margin
We evaluate Adjusted development profit (Adjusted sale of vacation ownership products, net of expenses) and Adjusted development profit margin as indicators of operating performance. Adjusted development profit margin is calculated by dividing Adjusted development profit by revenues from the Sale of vacation ownership products. Adjusted development profit and Adjusted development profit margin adjust Sale of vacation ownership products revenues for the impact of revenue reportability, include corresponding adjustments to Cost of vacation ownership products associated with the change in revenues from the Sale of vacation ownership products, and may include adjustments for certain items as necessary. We evaluate Adjusted development profit and Adjusted development profit margin and believe they provide useful information to investors because they allow for period-over-period comparisons of our on-going core operations before the impact of revenue reportability and certain items to our Development profit and Development profit margin.
Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA
EBITDA, a financial measure that is not prescribed by GAAP, is defined as earnings, or net income attributable to common stockholders, before interest expense, net (excluding consumer financing interest expense associated with term securitization transactions), income taxes, depreciation and amortization. Adjusted EBITDA reflects additional adjustments for certain items and excludes share-based compensation expense and amortization of cloud computing software implementation costs. Share-based compensation expense is excluded to address considerable variability among companies in recording compensation expense because companies use share-based payment awards differently, both in the type and quantity of awards granted. Amortization of cloud computing software implementation costs, which are not included in depreciation and amortization expense, are excluded for comparability purposes.
For purposes of our EBITDA and Adjusted EBITDA calculations, we do not adjust for consumer financing interest expense associated with term securitization transactions because we consider it to be an operating expense of our business. We consider Adjusted EBITDA to be an indicator of operating performance, which we use to measure our ability to service debt, fund capital expenditures, expand our business, and return cash to stockholders. We also use Adjusted EBITDA, as do analysts, lenders, investors and others, because this measure excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provisions for income taxes can vary considerably among companies. EBITDA and Adjusted EBITDA also exclude depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. We believe Adjusted EBITDA is useful as an indicator of operating performance because it allows for period-over-period comparisons of our on-going core operations before the impact of the excluded items. Adjusted EBITDA also facilitates comparison by us, analysts, investors, and others, of results from our on-going core operations before the impact of these items with results from other companies.
Adjusted EBITDA Margin and Segment Adjusted EBITDA Margin
We evaluate Adjusted EBITDA margin and Segment Adjusted EBITDA margin as indicators of operating profitability. Adjusted EBITDA margin represents Adjusted EBITDA divided by the Company’s total revenues less cost reimbursement revenues. Segment Adjusted EBITDA margin represents Segment Adjusted EBITDA divided by the applicable segment’s total revenues less cost reimbursement revenues. We evaluate Adjusted EBITDA margin and Segment Adjusted EBITDA margin and believe it provides useful information to investors because it allows for period-over-period comparisons of our on-going core operations before the impact of excluded items.
Adjusted Pretax Income, Adjusted Net Income Attributable to Common Stockholders, and Adjusted Earnings per Share - Diluted
We evaluate Adjusted pretax income, Adjusted net income attributable to common stockholders, and Adjusted earnings per share - diluted as indicators of operating performance. Adjusted pretax income is calculated as Adjusted EBITDA less depreciation and amortization and interest expense, net of interest income. Adjusted net income attributable to common stockholders is calculated as Adjusted pretax income less provision for income tax adjusted for certain items and Adjusted earnings per share - diluted equals adjusted net income attributable to common stockholders divided by diluted shares. We evaluate these measures because we believe they provide useful information to investors because they allow for period-over-period comparisons of our on-going core operations before the impact of certain non-recurring items such as impacts from asset sales, restructuring costs, litigation charges, strategic modernization initiative costs, transaction and integration costs, and impairments, and also facilitate the comparison of results from our on-going core operations before these items with results from other companies.
Free Cash Flow and Adjusted Free Cash Flow
We evaluate Free Cash Flow and Adjusted Free Cash Flow as liquidity measures that provide useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment and the borrowing and repayment activity related to our term securitizations, which cash can be used for, among other purposes, strategic opportunities, including acquisitions and strengthening the balance sheet. Adjusted Free Cash Flow, which reflects additional adjustments to Free Cash Flow for the impact of transaction, integration and restructuring charges, litigation charges, insurance proceeds, impact of borrowings available from the securitization of eligible vacation ownership notes receivable, and changes in restricted cash and other items, allows for period-over-period comparisons of the cash generated by our business before the impact of these items. Analysis of Free Cash Flow and Adjusted Free Cash Flow also facilitates management’s comparison of our results with our competitors’ results.